Exhibit 99.1

21ST CENTURY ONCOLOGY HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)
	PRELIMINARY	ADJUSTMENTS		FINAL
	September 30,	September 30,		September 30,
	2015	2015		2015

ASSETS
Current assets:
Cash and cash equivalents	$47,793	$—		$47,793
Restricted cash	80	—		80
Marketable securities	622	—		622
Accounts receivable, net	149,224	—		149,224
Prepaid expenses	9,381	—		9,381
Inventories	5,162	—		5,162
Deferred income taxes	191	—		191
Other	8,056	—		8,056
Total current assets	220,509	—		220,509

Equity investments in joint ventures	1,236	—		1,236
Property and equipment, net	249,392	—		249,392
Real estate subject to finance obligation	11,625	—		11,625
Goodwill	492,084	—		492,084
Intangible assets, net	74,434	—		74,434
Other assets	49,282	—		49,282
Total assets	$1,098,562	$—		$1,098,562

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	$59,397	$—		$59,397
Accrued expenses	111,084	28,977	A	140,061
Income taxes payable	1,814	—		1,814
Current portion of long-term debt	30,858	—		30,858
Current portion of finance obligation	481	—		481
Other current liabilities	6,484	—		6,484
Total current liabilities	210,118	28,977		239,095
Long-term debt, less current portion	1,009,196	—		1,009,196
Finance obligation, less current portion	12,057	—		12,057
Embedded derivative & other financial instrument features of Series A convertible redeemable preferred stock	23,541	3,798	B	27,339
Other long-term liabilities	39,861	—		39,861
Deferred income taxes	3,716	—		3,716
Total liabilities	1,298,489	32,775		1,331,264

Series A convertible redeemable preferred stock, $0.001 par value, $1,000 stated value, 3,500,000 authorized, 385,000 issued and outstanding at September 30, 2015 and December 31, 2014	404,179	(33,701)	C	370,478
Noncontrolling interests - redeemable	19,934	—		19,934

Commitments and Contingencies

Equity:
Common stock, $0.01 par value, 1,000,000 shares authorized 1,059 and 1,028 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	—	—		—
Additional paid-in capital	569,036	30,697	D	599,733
Retained deficit	(1,174,400)	(29,771)	E	(1,204,171)
Accumulated other comprehensive loss, net of tax	(45,008)	—		(45,008)
Total 21st Century Oncology Holdings, Inc. shareholder’s deficit	(650,372)	926		(649,446)
Noncontrolling interests - nonredeemable	26,332	—		26,332
Total deficit	(624,040)	926		(623,114)
Total liabilities and equity	$1,098,562	$—		$1,098,562

A	Additional accrual related to the GAMMA investigation matter	$28,977

B	Identification of freestanding warrants	3,004
	Adjustment to fair value of the embedded derivative and free standing warrants	794
		3,798
C	Identification of freestanding warrants	(3,004)
	Adjustment related to accretion of the convertible preferred stock	(30,697)
		(33,701)
D	Adjustment related to accretion of the convertible preferred stock	30,697

E	Additional accrual related to the GAMMA investigation matter	(28,977)
	Adjustment to fair value of the embedded derivative and free standing warrants	(794)
		$(29,771)

21ST CENTURY ONCOLOGY HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(in thousands)

(unaudited)

	PRELIMINARY	ADJUSTMENTS		FINAL
	Three Months Ended	Three Months Ended		Three Months Ended
	September 30,	September 30,		September 30,
	2015	2015		2015

Revenues:
Net patient service revenue	$239,606	$—		$239,606
Management fees	14,180	—		14,180
Other revenue	4,199	—		4,199
Total revenues	257,985	—		257,985

Expenses:
Salaries and benefits	142,640	—		142,640
Medical supplies	22,498	—		22,498
Facility rent expenses	16,821	—		16,821
Other operating expenses	16,049	—		16,049
General and administrative expenses	39,259	28,977	A	68,236
Depreciation and amortization	22,479	—		22,479
Provision for doubtful accounts	5,651	—		5,651
Interest expense, net	23,724	—		23,724
Impairment loss	—	—		—
Early extinguishment of debt				—
Other income and expenses	(7,613)	794	B	(6,819)
Total expenses	281,508	29,771		311,279

Loss before income taxes	(23,523)	(29,771)		(53,294)
Income tax expense	1,152	—		1,152

Net loss	(24,675)	(29,771)		(54,446)

Net income attributable to noncontrolling interests- redeemable and non-redeemable	(2,458)	—		(2,458)

Net loss attributable to 21st Century Oncology Holdings, Inc. shareholder	(27,133)	(29,771)		(56,904)

Other comprehensive loss:
Unrealized loss on foreign currency translation	(2,688)	—		(2,688)

Comprehensive loss	(27,363)	(29,771)		(57,134)
Comprehensive income attributable to noncontrolling interests- redeemable and non-redeemable	(2,043)	—		(2,043)
Comprehensive loss attributable to 21st Century Oncology Holdings, Inc. shareholder	$(29,406)	$(29,771)		$(59,177)

A	Additional accrual related to the GAMMA investigation matter	$28,977

B	Adjustment to fair value of the embedded derivative and free standing warrants	$794

21ST CENTURY ONCOLOGY HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(in thousands)

(unaudited)

	PRELIMINARY	ADJUSTMENTS		FINAL
	Nine Months Ended	Nine Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2015	2015		2015

Revenues:
Net patient service revenue	$759,743	$—		$759,743
Management fees	45,261	—		45,261
Other revenue	16,673	—		16,673
Total revenues	821,677	—		821,677

Expenses:
Salaries and benefits	436,996	—		436,996
Medical supplies	73,563	—		73,563
Facility rent expenses	50,618	—		50,618
Other operating expenses	47,046	—		47,046
General and administrative expenses	111,945	28,977	A	140,922
Depreciation and amortization	67,290	—		67,290
Provision for doubtful accounts	13,872	—		13,872
Interest expense, net	73,737	—		73,737
Impairment loss	—	—		—
Early extinguishment of debt	37,390			37,390
Other income and expenses	2,362	794	B	3,156
Total expenses	914,819	29,771		944,590

Loss before income taxes	(93,142)	(29,771)		(122,913)
Income tax expense	6,930	—		6,930

Net loss	(100,072)	(29,771)		(129,843)

Net income attributable to noncontrolling interests- redeemable and non-redeemable	(6,841)	—		(6,841)

Net loss attributable to 21st Century Oncology Holdings, Inc. shareholder	(106,913)	(29,771)		(136,684)

Other comprehensive loss:
Unrealized loss on foreign currency translation	(7,185)	—		(7,185)

Comprehensive loss	(107,257)	(29,771)		(137,028)
Comprehensive income attributable to noncontrolling interests- redeemable and non-redeemable	(5,974)	—		(5,974)
Comprehensive loss attributable to 21st Century Oncology Holdings, Inc. shareholder	$(113,231)	$(29,771)		$(143,002)

A Additional accrual related to the GAMMA investigation matter	$28,977

B Adjustment to fair value of the embedded derivative and free standing warrants	$794

21ST CENTURY ONCOLOGY HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	PRELIMINARY	ADJUSTMENTS		FINAL
	Nine Months Ended	Nine Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2015	2015		2015
Cash flows from operating activities
Net loss	$(100,072)	$(29,771)	A	$(129,843)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	67,290	—		67,290
Provision for doubtful accounts	13,872	—		13,872
Impairment loss	—	—		—
Early extinguishment of debt	37,390	—		37,390
Fair value adjustment of embedded derivatives and other financial instruments	8,128	794	B	8,922
Amortization of debt discount	1,228	—		1,228
Amortization of loan costs	3,675	—		3,675
Paid in kind interest on notes payable	370	—		370
Equity interest in net (earnings) loss of joint ventures	(202)	—		(202)
Distribution received from unconsolidated joint ventures	106	—		106
Other	(979)	—		(979)
Changes in operating assets and liabilities:				—
Accounts receivable and other current assets	(33,058)	—		(33,058)
Income taxes payable	(109)	—		(109)
Inventories	(624)	—		(624)
Prepaid expenses	2,192	—		2,192
Accounts payable	3,921	—		3,921
Accrued deferred compensation	1,057	—		1,057
Accrued expenses / other liabilities	29,157	28,977	C	58,134

Net cash provided by operating activities	33,342	—		33,342

Cash flows from investing activities
Purchase of property and equipment	(33,595)	—		(33,595)
Acquisition of medical practices	(33,064)	—		(33,064)
Restricted cash associated with medical practice acquisitions	6,970	—		6,970
Proceeds from the sale of property and equipment	1,143	—		1,143
Purchase of marketable securities	(4,633)	—		(4,633)
Sale of marketable securities	4,013	—		4,013
Repayments from (loans to) employees	353	—		353
Contribution of capital to joint venture entities	—	—		—
Distribution received from joint venture entities	496	—		496
Proceeds from foreign currency derivative contracts	—	—		—
Premiums on life insurance policies	(1,015)	—		(1,015)
Change in other assets and other liabilities	45	—		45

Net cash used in investing activities	(59,287)	—		(59,287)

21ST CENTURY ONCOLOGY HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	PRELIMINARY	ADJUSTMENTS	FINAL
	Nine Months Ended	Nine Months Ended	Nine Months Ended
	September 30,	September 30,	September 30,
	2015	2015	2015
Cash flows from financing activities
Proceeds from issuance of debt	972,851	—	972,851
Principal repayments of debt	(921,871)	—	(921,871)
Repayments of finance obligation	(168)	—	(168)
Proceeds from issuance of Series A convertible redeemable preferred stock	—	—	—
Proceeds from issuance of noncontrolling interest	743	—	743
Proceeds from noncontrolling interest holders - redeemable and non-redeemable	3,230	—	3,230
Purchase of noncontrolling interest - non-redeemable	(16,233)	—	(16,233)
Cash distributions to noncontrolling interest holders - redeemable and non-redeemable	(4,072)	—	(4,072)
Payments for contingent considerations	(8,537)	—	(8,537)
Payments of costs for equity securities offering	—	—	—
Payment of call premium on long-term debt	(24,877)	—	(24,877)
Payments of loan costs	(26,481)	—	(26,481)

Net cash (used in) provided by financing activities	(25,415)	—	(25,415)

Effect of exchange rate changes on cash and cash equivalents	(14)	—	(14)

Net (decrease) increase in cash and cash equivalents	(51,374)	—	(51,374)
Cash and cash equivalents, beginning of period	99,167	—	99,167

Cash and cash equivalents, end of period	$47,793	$—	$47,793

A Additional accrual related to the GAMMA investigation matter	$(28,977)
Adjustment to fair value of the embedded derivative and free standing warrants	(794)
(29,771)
B Adjustment to fair value of the embedded derivative and free standing warrants	794

C Additional accrual related to the GAMMA investigation matter	$28,977

 21ST CENTURY ONCOLOGY HOLDINGS, INC.

 Supplemental Financial Information (Unaudited)

 Reconciliation of Total Pro-forma Revenue and Pro-forma Adjusted EBITDA to Net Loss Attributable to 21st Century Oncology Holdings, Inc. Shareholder

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
(in thousands):		2015	2014	2015	2014

Total revenues		$257,985	$257,618	$821,677	$756,913
Pro-forma full period effect of acquisitions (a)		169	—	1,183	8,819
Total pro-forma revenues		$258,154	$257,618	$822,860	$765,732

Net loss attributable to 21st Century Oncology Holdings, Inc. shareholder	A	$(56,904)	$(87,377)	$(136,684)	$(325,082)
Income tax expense		1,152	1,173	6,930	4,213
Interest expense, net		23,724	30,233	73,737	87,659
Depreciation and amortization		22,479	22,388	67,290	65,272
Impairment loss		—	47,526	—	229,526
Early extinguishment of debt		—	8,558	37,390	8,558
Net income attributable to noncontrolling interests, net of cash distributions		408	(365)	2,769	2,540
Other expenses (b)		2,200	4,090	6,204	11,290
Non-cash expenses (c)		782	1,120	3,090	3,090
Other non-cash income / expense items (d)	B	(7,152)	620	1,848	4,685
Acquisition-related costs (e)		1,128	1,371	3,507	9,955
Litigation matters (f)	C	39,256	1,097	57,775	4,423
Expenses associated with note-holder negotiations and management of liquidity (g)		—	9,258	—	9,378
Pro-forma full period effect of acquisition EBITDA (a)		117	—	467	742

Pro-Forma Adjusted EBITDA (1)		$27,190	$39,692	$124,323	$116,249

Pro-Forma Adjusted EBITDA as a percentage of total pro-forma revenues		10.5%	15.4%	15.1%	15.2%

A	Additional accrual related to the GAMMA investigation matter	$(28,977)
	Adjustment to fair value of the embedded derivative and free standing warrants	(794)
		(29,771)

B	Adjustment to fair value of the embedded derivative and free standing warrants	794

C	Additional accrual related to the GAMMA investigation matter	$28,977

 (1) Pro-Forma Adjusted EBITDA, as defined per the Credit Agreement dated as of April 30, 2015, calculated as  income (loss) before interest expense (net of interest income), income taxes, depreciation and amortization, net income attributable to noncontrolling interests, net of cash distributions, gain on the sale of an interest in a joint venture, loss on sale leaseback transaction, early extinguishment of debt, fair value adjustment of earn-out liability, fair value adjustment of embedded derivative, impairment loss, foreign currency derivative contract loss (gain), management fees accrued to our sponsor, non-cash expenses including costs relating to stock compensation, amortization of straight-line rent and amortization of capital expenditures relating to repairs and maintenance, non-cash equipment rent, sale-lease back adjustments, acquisition-related costs, other expenses including loss on sale of assets, severance payments related to termination of employee staff reductions, tail premiums on termed physicians, franchise taxes, costs relating to consulting services on Medicare reimbursement, litigation settlements with physicians, costs associated with tradename and rebranding initiatives, expenses associated with idle / closed radiation therapy treatment facilities and pro-forma full period effect of acquisition EBITDA.

(a) Pro-forma amounts related to adjustments to total revenues and Pro-forma Adjusted EBITDA to reflect the full period effect of our acquisitions and Value Added Services contracts completed during 2015 and 2014.  The adjustments reflect the impact to our  total revenues and Pro-forma Adjusted EBITDA as if the acquisitions and Value Added Services contracts had occurred at the beginning of the year.

(b) Other expenses include management fees accrued to our sponsor, Vestar Capital Partners, loss on sale of assets, severance payments related to termination of employee staff reductions, tail premiums paid on terminated physicians, franchise taxes and costs relating to consulting services on Medicare reimbursement. Expenses related to the costs associated with the Company’s tradename and rebranding initiatives and expenses associated with idle / closed radiation therapy facilities.

(c) Non-cash expenses including costs relating to stock compensation, amortization of straight-line rent, amortization of capital expenditures relating to warranty arrangements amortized to repairs and maintenance and non-cash equipment rent.

(d) Other non-cash income / expense items include: gain on BP settlement, equity initial public offering expenses, loss on sale lease back transaction, fair value adjustment of noncontrolling interest and earn-out liabilities, fair value adjustment of embedded derivative, gain on foreign currency derivative contracts, sale-lease back adjustments.

(e) Acquisition related costs associated with ASC 805, “Business Combinations,” including professional fees, corporate development, integration and due diligence costs relating to the acquisition of medical practices.

(f) Litigation matters relate to loss contingency reserves related to the Medicare investigative matters and costs associated with the termination of physicians.

(g) Expenses associated with negotiating with note-holders, recapitalization support agreement and legal and consulting fees associated with management of liquidity.

We believe the Pro-Forma Adjusted EBITDA provides useful information about our financial performance to investors, lenders, financial analysts and rating agencies since these groups have historically used EBITDA-related measures in the healthcare industry, along with other measures, to estimate the value of a company, to make informed investment decisions, to evaluate a company’s leverage capacity and its ability to meet its debt service requirements.  Pro-forma Adjusted EBITDA eliminates the uneven effect of non-cash depreciation of tangibles assets and amortization of intangible assets, much of which results from acquisitions accounted for under the purchase method of accounting.  Pro-forma Adjusted EBITDA is also used by us to measure individual performance for incentive compensation purposes and as an analytical indicator for purposes of allocating resources to our operating business and assessing their performance, both internally and relative to our peers, as well as to evaluate the performance of our operating management teams, and for purposes in the calculation of debt covenants and related disclosures.

Pro-Forma Adjusted EBITDA is not intended as a substitute for net income (loss) attributable to 21st Century Oncology Holdings, Inc. shareholder, operating cash flows or other cash flow data determined in accordance with accounting principles generally accepted in the United States. Due to varying methods of calculation, Pro-forma Adjusted EBITDA as presented may not be comparable to similarly titled measures of other companies.

21ST CENTURY ONCOLOGY HOLDINGS, INC.
KEY OPERATING STATISTICS
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%
United States	2015	2014	Change	2015	2014	Change

Number of treatment days	64	64		191	191

Total treatments - freestanding centers (same store basis)	193,840	200,078	-3.1%	586,160	583,594	0.4%

Treatments per day - freestanding centers (same store basis)	3,029	3,126	-3.1%	3,069	3,055	0.4%

Percentage change in freestanding revenues - same store basis	-3.4%	3.5%		0.2%	6.4%

Total radiation oncology cases completed *	8,168	8,042	1.6%	25,866	23,767	8.8%

Total radiation oncology cases completed (same store basis)*	8,042	8,010	0.4%	24,926	23,374	6.6%

Revenue per completed radiation oncology case (same store basis) *	$18,219	$18,935	-3.8%	$17,911	$19,055	-6.0%

Radiation therapy centers - freestanding (global)	170	167
Radiation therapy centers - professional / other (global)	12	11

Total radiation therapy centers	182	178

Days sales outstanding at quarter end	44	41

Net patient service revenue (global) - professional services only (in thousands)	$81,135	$78,001	4.0%	$261,902	$230,919	13.4%

Net patient service revenue (global) - excluding physician practice expense (in thousands)	$260,961	$260,953	0.0%	$822,892	$764,595	7.6%

* Total cases completed represents a count of patients that have completed their course of treatment. Total case counts are based on legacy and acquired clinical systems.

	Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%
International	2015	2014	Change	2015	2014	Change

Total number of new cases	4,907	4,480	9.5%	14,034	13,361	5.0%

Revenue per radiation oncology case	$5,489	$5,761	-4.7%	$6,216	$5,328	16.7%